SCHEDULE 14A
                                 (RULE  14A-101)

                    INFORMATION REQUIRED BY A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant   |X|

Filed  by  a  Party  other  than  the  Registrant  |_|

Check  the  appropriate  box:

|_|  Preliminary  Proxy  Statement             |_|   Confidential For Use of the
                                                     Commission  Only (as
                                                     Permitted
                                                     by  Rule  14a-6(e)(2))

|X|  Definitive  Proxy  Statement

|_|  Definitive  Additional  Materials

|_|  Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12

                            HYPERDYNAMICS CORPORATION
                        ________________________________
                (Name of Registrant as Specified in Its Charter)

                        ________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  filing  fee:  (Check  the  appropriate  box):

|X|  No  fee  required

|_|  Fee  computed  on  table  below  per  Exchange  Act
Rule  14a-6(I)(1)  and  0-11

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

|_|  Fee  paid  previously  with  preliminary  materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:

                            HYPERDYNAMICS CORPORATION
                         2656 SOUTH LOOP WEST, SUITE 103
                              HOUSTON, TEXAS 77054

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 21, 2000

     The Annual Meeting of Stockholders (the "Annual Meeting") of HyperDynamics Corporation (the "Company") will be held in the Embassy One Room of the Embassy Suites Hotel at 9090 Southwest Freeway, Houston, Texas 77074, on July 21, 2000 at 10:00 AM (CST) for the following purposes:

(1)     To  elect  five  (5)  directors.

(2) To ratify the selection of Malone & Bailey, PLLC as the Company's independent auditor for the fiscal year ending June 30, 2000.

(3) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of common stock of record at the close of business on May 8, 2000, will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                              BY  ORDER  OF  THE  BOARD
                                              OF  DIRECTORS

                                              /s/  Kent  Watts
                                                   Chairman  of  the  Board  and
                                                   President


June  27,  2000
Houston,  Texas

                            HYPERDYNAMICS CORPORATION
                         2656 SOUTH LOOP WEST, SUITE 103
                              HOUSTON, TEXAS 77054

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 21, 2000

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of HyperDynamics Corporation, a Delaware corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of
Stockholders of the Company to be held in the Embassy One Room of the Embassy Suites Hotel at 9090 Southwest Freeway, Houston, Texas 77074, on July 21, 2000 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about June 27, 2000. The cost of solicitation of proxies is being borne by the Company.

     The close of business on May 8, 2000, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were 13,007,888 shares of the Company's common stock, par value of $0.001 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of Number 2 set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, AND (II) FOR THE RATIFICATION OF MALONE & BAILEY, PLLC AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2000. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.


            _________________________________________________________

              (1)  TO ELECT FIVE (5) DIRECTORS FOR THE ENSUING YEAR
            _________________________________________________________


NOMINEES  FOR  DIRECTOR

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. All the nominees are presently members of the Board of Directors. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.

     Kent Watts, age 41, became Chairman of the Board of Directors and was named the Company's President and Chief Executive Officer on June 4, 1997. He has served as a Director, Chief Financial Officer, and Chief Information Officer of the Company since January 17, 1997. Mr. Watts has been a certified public accountant in Texas since 1985 and a licensed real estate broker since 1979. He received a Bachelor of Business Administration Degree from the University of Houston in 1983. Mr. Watts founded MicroData Systems, Inc., a subsidiary of the Company, in 1988 and has been MicroData's CEO until he became President and Chief Executive Officer of Hyperdynamics Corporation. He has extensive experience working with management information systems. Mr. Watts has been involved in the design, implementation and management of heterogeneous, multiprotocol networks. He has substantial technical experience with a variety of operating systems, relational databases, and client-server based software applications. He brings to the Company an interesting blend of business and technical experience.

     Robert J. Hill, age 46, has served as the Chief Operating Officer of the Company since June 1996 and as Chief Operating Officer and a Director of the Company since August 26, 1996. In July, 1997, Mr. Hill was appointed vice-president of the Company. Before joining the Company, Mr. Hill served for two years as vice president of Hudson Trinity Incorporated, a privately held Internet service provider and network engineering company that also contracted senior network engineers to Loral Space Systems, Inc., the principal civilian contractor for the design, development and installation of NASA's new manned space flight control center. Previously, Mr. Hill served for three years as Acquisition Manager for Loral Space Systems, Inc. Mr. Hill has earned an MBA degree from South Eastern Institute of Technology and a BA degree from the State University of New York at Potsdam.

     Harry  James  Briers,  age 37, has been a Director since March 2, 2000. Mr.
Briers was also elected as Vice President of Operations for Hyperdynamics Corporation and named the Chief Operating Officer. From 1988 until May of 1998, Mr. Briers owned and operated Perfect Solutions, a software consulting firm in Houston, Texas. He was named President of Ithost.net Corporation (wholly owned subsidiary) in May of 1999. He served as the Director of Integrated Information Systems when he joined the company in May of 1998. Prior to that, he founded and operated Perfect Solutions, an office automation systems provider, for over ten years. He has extensive experience in the selling and implementation of mission critical software applications. Prior work experience included consulting for Ernst and Young in their Entrepreneurial Services Group. Harry has BS in Accounting and a MBA from the University of Houston - Clear Lake.

     Bob P. Lewis, age 59, has been a Director since March 2, 2000. From 1995 through 1998, Mr. Lewis was chairman of BPL Investments, Inc. Since 1998 Mr. Lewis, has been an independent investor and associate with Prudential Allied Realtors in Pearland, Texas. Mr. Lewis specializes in commercial Real Estate and is expected to be instrumental with regard to the Company's strategies pertaining to integration of Technology and Real Estate. Mr. Lewis has also been a past Director of Total World Telecom, a publicly traded long distance carrier in the early 1990's. Mr. Lewis has a B.S. degree in Mathematics from University of Memphis and MS in Systems Management from University of Southern California.

     Christopher D. St. Laurent, age 33, has been a Director since March 13, 2000. From 1992 through 1994, Mr. St. Laurent was an Investment Analystwith Central United Life Insurance Co. From 1994 through 1997, Mr. St. Laurent was Chief Operating Officer / Financial Analyst with Paul L. Comstock Co. Mr. St. Laurent is the Managing Partner for Vista Analytics, LLC of Sugarland, Texas. Vista Analytics provides financial services and back-office support for Financial Advisors by assisting them in everything from capital market research and asset allocation modeling to the ongoing monitoring of client portfolios, and everything in between. Mr. St. Laurent's strong financial management background is expected to provide valuable insight for management. He has a Finance degree from the University of Houston and carries NASD licenses Series 2 and 63.

EXECUTIVE  OFFICERS

     Messrs. Watts, Hill and Briers are directors and executive officers of the Company. In addition, Lewis E. Ball serves as the Company's corporate secretary.

     Lewis E. Ball, age 69, has served as the secretary of the Company since 1997 and as the Chief Financial Officer from June 1996 to January 1997. Mr. Lewis has been a financial consultant to a number of companies since 1993. Mr. Ball has served as a director of JVWeb, Inc. since 1997 and as secretary and treasurer of JVWeb, Inc. since 1998. Mr. Ball has many years of industry experience as a Chief Financial Officer with Stevenson Services, Inc. and Richmond Tank Car Company (from 1983 to 1993). Mr. Ball is a Certified Public Accountant and a Certified Management Accountant. Mr. Ball has a B.B.A. in Finance from the University of Texas, and he did post-graduate work in accounting at the University of Houston.

INFORMATION  CONCERNING  THE  BOARD  OF  DIRECTORS  AND  ITS  COMMITTEES

     The Company has no compensation committee, no audit committee, and no nominating committee. Decisions concerning nominees for Director and executive officer compensation for fiscal 1999 were made by the full Board of Directors.

     The Board of Directors held regular meetings and took action by unanimous written consent on 10 occasions during the fiscal year ended June 30, 1999, in which all Directors took part.

     Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between any of our directors and executive officers. Board vacancies are filled by a majority vote of the Board.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     The Company believes that all persons have complied with Section 16(A) of the Securities Exchange Act.

EXECUTIVE  COMPENSATION

     The following sets forth all forms of compensation we paid our executive officers for our fiscal years ended June 30, 1999, 1998 and 1997. No executive officer of ours received compensation that exceeded $100,000 during 1999.


                                 SUMMARY COMPENSATION TABLE
                                 --------------------------

                           Annual  Compensation            Long  Term  Compensation
                           --------------------            ------------------------
                                                           Awards
                                                           ------
Payouts
-------
                                                Other                 Securities
Name and                                        Annual    Restricted   Underlying
Principal          Fiscal                       Compen-     Stock     Options/      LTIP     All
Position            Year     Salary     Bonus   Sation     Awards       SARs       Payouts  Other
Kent
Watts (1)            1999  $    84,000    -0-      -0-          -0-         -0-      -0-     -0-
CEO, President       1998       84,000    -0-      -0-          -0-         -0-      -0-     -0-
and CFO              1997       60,000    -0-      -0-          -0-         -0-      -0-     -0-

Robert J.
Hill (1)             1999       72,000    -0-      -0-          -0-        -0-       -0-     -0-
Vice President       1998       72,000    -0-      -0-          -0-        -0-       -0-     -0-
                     1997       72,000    -0-      -0-          -0-    130,000       -0-     -0-
________________

(1)     We  provide  executive  officers  with other  personal  benefits which do not exceed the lesser of $50,000 or 10% of annual  compensation.  These  amounts  are  omitted.

DIRECTOR  COMPENSATION

     We do not currently pay any cash fees to our Directors, but we pay Directors' expenses in attending board meetings. There have been no director meeting expense reimbursements for 1999 and 1998.

EMPLOYEE  STOCK  OPTION  PLAN

     We have been successful in attracting and retaining qualified personnel. We believe that our future success will depend in part on our continued ability
o attract and retain highly qualified personnel. We pay wages and salaries that we believe are competitive. We believe that equity ownership is an important factor in our ability to attract and retain skilled personnel, including consultants. We have adopted an employee stock option plan. This is not a written plan. Up to 1,620,000 options to purchase common stock may be granted pursuant to this plan. These options will vest over a five-year or other negotiated period. These options will have an exercise price to be determined at the time of each grant based on the then current market value of the stock. Our President has the authority to negotiate stock option agreements with our employees and our consultants. The purpose of the stock option plan will be to further our interests by providing incentives in the form of stock options to key employees, consultants, and directors who contribute materially to our success and profitability. The grants will recognize and reward outstanding individual performances and contributions and will give the recipients a proprietary interest in us, thus enhancing their personal interest in the our continued success and progress. This plan will assist us in attracting and retaining key employees and directors. As of May 15, 2000, options to purchase all of the 1,620,000 shares have been granted under this plan of which 1,006,181 options have already been exercised.


CHIEF  EXECUTIVE  OFFICER  COMPENSATION

     On July 21, 1999, we gave Mr. Watts an employment agreement which provides for a base salary of $100,000 annually and a performance-based incentive of 5% of our adjusted net income, up to an additional $100,000 in salary. The maximum salary under this agreement is $200,000 annually. Mr. Watts will receive options to purchase up to 7,000 shares of common stock at an exercise price of $1.00 per share for each $1,000,000 of revenue generated during our fiscal year ending June 30, 2000 that is in excess of the revenues reported for the fiscal year ended June 30, 1999.

PRINCIPAL  STOCKHOLDERS  AND  MANAGEMENT

     The following describes as of May 8, 2000, the beneficial ownership of our outstanding common stock of:

- Each person known to us who beneficially owns more than 5% of the common stock
-     Each  of  our  Directors
-     Each  of  our  executive  officers
-     All  of  our  executive  officers  and  directors  as  a  group

     Each of these principal stockholders has sole voting and investment power for the shares each owns.

Name and Address of                          Number of Shares     Percent of
Beneficial Owner                          Beneficially Owned     Common Stock
--------------------------------------------------------------------------------


Kent  Watts
2656  South  Loop  West,  Suite  103
Houston,  Texas  77054                          1,040,000 (1)             7.862%

Robert  J.  Hill
2656  South  Loop  West,  Suite  103
Houston,  Texas 77054                             127,600 (2)             0.965%

Harry  James  Briers
2656  South  Loop  West,  Suite  103
Houston,  Texas 77054                             120,000 (3)             0.907%

Bobby  P.  Lewis
2905  Country  Club  Drive
Pearland,  Texas  77478                            10,700 (4)             0.081%

Christopher  D.  St.  Laurent                      99,000 (5)             0.748%
One  Sugar  Creek  Center,  Suite  1045
Sugar  Land,  Teas  77478

Lewis  E.  Ball
2656  South  Loop  West
Suite  103
Houston,  Texas 77054                              54,560 (6)             0.412%

Emerald  Bay Interests LTD                      5,833,333                44.100%
3rd  Floor,  Genesis  Bldg.
Georgetown,  Grand  Cayman,  BWI

All  directors  and  executive  officers
as  a  group  (6  persons)                      1,451,860                10.980%
__________________

(1) This amount includes options to purchase 15,000 shares at $2.00 per share and options to purchase 10,000 shares at $5.9125.
(2) This amount includes options to purchase up to 100,000 shares of our common stock at a strike price of $1.25 per share.
(3) This amount includes options to purchase up to 10,000 shares of our common stock at an exercise price of $2.00 per share and options to purchase up to 10,000 shares of our common stock at an exercise price of $5.9125 per share.
(4) This amount includes options to purchase up to 10,000 shares of our common stock at an exercise price of $5.9125.
(5) This amount includes options to purchase up to 10,000 shares of our common stock at an exercise price of $5.9125.
(1) This amount includes options to purchase up to 8,760 shares of our common stock at an exercise price of $.75 per share and options to purchase up to 33,300 shares of our common stock at an exercise price of $1.25 per share, and warrants to purchase up to 12,500 shares of our common stock at an exercise price of $.51 price share.


CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     Our Board of Directors has adopted a policy that all of our affairs will be conducted by standards applicable to publicly-held corporations and that we will not enter into any transactions or loans between us and our officers, directors and 5% shareholders, unless the terms are no less favorable than we could obtain from independent, third parties, and that these types of transactions must be approved by our disinterested directors.

     Michael Watts, the brother of Kent Watts, was retained by us in April, 1996 as a consultant for acquisition strategy. We granted 275,000 stock options to Michael Watts. Our Board of Directors renewed the consulting agreement with Michael Watts through March, 2000. In December, 1997, we extended the original consulting agreement and granted an additional 375,000 options which are exercisable as follows: 1/3 of which are exercisable at a strike price of $.625 per share; 1/3 of which are exercisable at a strike price of $1.00 per share; and 1/3 of which are exercisable at a strike price of $1.375 per share. All of these options were vested and exercised as of May 11, 1999. In April, 1999, we granted Michael Watts an additional 350,000 options exercisable at a strike price of $.50 per share that expire in March, 2001, pursuant to a new consulting agreement in which the board of directors maintains discretionary power over the vesting of such options, based on performance of his consulting agreement. Of these, Michael Watts has previously vested in and exercised 106,181 of these options through December 1999, and currently holds 237,638 options as of May 15, 2000 exercisable upon vesting by the board of directors at a strike price of $.50 per share.

     During 1997, we sold a convertible promissory note to Emerald Bay Interests LTD for $350,000. The interest rate on the note was 10% and had a maturity date in November, 1997. At that time we were unable to pay off the note. In January, 1998, Emerald Bay Interests LTD agreed to convert the note into 5,833,333 shares of our common stock. This resulted in Emerald Bay Interests LTD becoming a control person of us.

     In December, 1998, Kent Watts purchased a convertible promissory note of ours from a note holder. This note in the original principal amount of $25,000 had an interest rate of 9% per annum and matured in May, 1998. We had not made any payments of principal or interest on the note. In May, 1999, we paid off this promissory note to Kent Watts at a 50% discount to the principal balance remaining without any accrued interest, or $12,500. This transaction extinguished our debt under this promissory note.

     In September, 1999, we sold 100% of the equity of our then wholly-owned subsidiary, Wired and Wireless Corporation, to Ted W. Tarver, one of our then-directors who resigned as our director in connection with the sale of Wired & Wireless to him. We had concluded that Wired & Wireless no longer fit into our business strategy. The consideration we received for this transaction was a revenue sharing agreement that provides that we will receive, after the effective date of the sale, 7% of the gross revenues of Wired & Wireless for the first $714,286 of its revenue, 5% of its next $1,000,000 in revenue, and 3% of its revenues thereafter. The revenue sharing agreement further provides that in the event a third party acquires or merges with Wired and Wireless we will receive 10% of the proceeds from such a transaction. The Wired and Wireless subsidiary's asset value represented approximately 17.9% of the our consolidated assets at September 30, 1999. We had a loss of $184,546 for fiscal year end June 30, 1999 of which approximately 15%, or $27,625, was attributable Wired and Wireless. The terms of the sale of Wired and Wireless Corporation to Mr. Tarver were the result of negotiations between the parties, however no appraisal was done. All of the disinterested directors voted in favor of the sale.

            _________________________________________________________

              (2) TO RATIFY THE SELECTION OF MALONE & BAILEY, PLLC
                      AS THE COMPANY'S INDEPENDENT AUDITOR
                    FOR THE FISCAL YEAR ENDING JUNE 30, 2000
            _________________________________________________________

     The Board of Directors has selected Malone & Bailey, PLLC as the Company's independent audit or for the current fiscal year. Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval.

     The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing certified public accountant, Malone & Bailey, PLLC ,independent auditor of the Company for the fiscal year ending June 30, 2000. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the appointment of Malone & Bailey, PLLC, as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending June 30, 2000.

     A representative of Malone & Bailey is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

     The Board of Directors unanimously recommends a vote FOR the ratification of Malone & Bailey, PLLC as independent auditor for fiscal year ending June 30, 2000.

WE  HAVE  A  NEW  CERTIFYING  ACCOUNTANT

     John B. Evans II audited the financial statements of the Company for the years ended June 30, 1999 and 1998. The Board of Directors of HyperDynamics Corporation determined that it would be in the best interests of the Company to engage a new auditor who was a member of the SEC Practice Section of the AICPA and subject to the peer review requirements of the AICPA SEC Practice Section. John B. Evans II was dismissed on April 18, 2000. Simultaneously the Company engaged Malone & Bailey, PLLC as the new independent auditor.

     There were no disagreements between the Company and John B. Evans II whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Since July 1, 1999, and through the present, there were no reportable events requiring disclosure. The
Company has authorized John B. Evans II to respond fully to inquiries from Malone & Bailey, PLLC regarding the disclosure in this Form 8-K. The report of John B. Evans II for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change principal accountants was recommended and approved by the Company's Board of Directors and made at their request. During the Company's two most recent fiscal year, and since then, John B. Evans II has not advised the Company that any of the following exist or are applicable:
     (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

(2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

(3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

     Prior to the engagement of Malone & Bailey, PLLC as independent auditors, the Company had not consulted Malone & Bailey, PLLC regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

     John B. Evans II has provided a letter addressed to the Securities and Exchange Commission pursuant to Regulation S-B.




            _________________________________________________________

                               (3)  OTHER MATTERS
            _________________________________________________________

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.

                        FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the Annual Meeting of Stockholders for the fiscal year ended June 30, 2000 is September 15, 2000.


                                        BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                                        /s/     Kent  Watts
                                        Chairman  of  the  Board  and  President

Houston,  Texas

                                      PROXY

                            HYPERDYNAMICS CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 21, 2000.

     The undersigned hereby appoints Kent Watts and Robert J. Hill, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of HyperDynamics Corporation held of record by the undersigned on May 8, 2000, at the Annual Meeting of Stockholders to be held in the Embassy One Room of the Embassy Suites Hotel at 9090 Southwest Freeway, Houston, Texas 77074, on July 21, 2000 at 10:00 AM (CST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1 AND FOR THE RATIFICATION OF NUMBER 2.

1.     ELECTION  OF  DIRECTORS  OF  THE  COMPANY.  (INSTRUCTION:  TO  WITHHOLD
       AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)


       |_|   FOR all nominees listed               |_|   WITHHOLD authority to
             below except as marked                      vote for all nominees
             to the contrary                             below



      Kent  Watts             Robert  J.  Hill              Harry  James  Briers


               Bobby  P.  Lewis              Christopher D. St. Laurent

2. PROPOSAL TO RATIFY THE SELECTION OF MALONE & BAILEY, PLLC AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2000.


       |_|   FOR                  |_|   AGAINST                    |_|   ABSTAIN


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

       |_|   FOR                  |_|   AGAINST                    |_|   ABSTAIN

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

_____________________                    ___________________________________
Number  of                               Signature
Shares  Owned
on May 8, 2000

                                         ___________________________________
                                         (Typed  or  Printed  Name)


                                         ____________________________________
                                         Signature  if  held  jointly


                                         ___________________________________
                                         (Typed  or  Printed  Name)


                                             DATED:  ___________________________



            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
               AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.